United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 2, 2013 (October 1, 2013)

CCFNB BANCORP, INC.
(Exact name of registrant as specified in its new charter)

Pennsylvania	0-19028	23-2254643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Indent. No.)

232 East Street, Bloomsburg, PA	17815
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code (570) 784-4400

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Edwin A. Wenner, Executive Vice President and Chief Operating Officer of CCFNB Bancorp, Inc. and of its wholly-owned banking subsidiary, First Columbia Bank & Trust Co., announced his intention to retire on September 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCFNB BANCORP, INC.

/s/ Jeffrey T. Arnold
Jeffrey T. Arnold, Chief
Financial Officer

Dated: October 2, 2013